SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of

                                    [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.
                                                                 TECNJ3 3/97







==============================================================================
                                 MID-YEAR REPORT


                                   SELIGMAN
                                  NEW JERSEY
                                  MUNICIPAL
                                  FUND, INC.


                                 March 31, 1997






                                  [LOGO]

-------------------------------------------------------------------------------

                                Providing Income
                          Free From Regular Income Tax
                                   Since 1988

===============================================================================
TO THE SHAREHOLDERS
===============================================================================

The possibility that the Federal Reserve Board would increase the federal funds rate caused an upward trend in yields, reducing the prices of municipal securities in the first quarter of 1997. As a result, Seligman New Jersey Municipal Fund's net asset value declined slightly. However, Seligman New Jersey Municipal Fund continued to provide monthly income free from regular income tax to its Shareholders during the period. The Fund's investment results begin on page 2.

   During the last six months, the economy continued its expansion without provoking a significant increase in inflationary pressures. Nonetheless, on March 25, the Fed increased the fed funds rate -- the interest rate charged for interbank loans -- from 5.25% to 5.50%, due to concerns that strong consumer demand could be enough to fuel higher levels of inflation in the near future.

   The near-term result of the Fed's action has been an increase in the yields of fixed-income securities, regardless of maturities. The Bond Buyer 20-Bond General Obligation Index, a benchmark for the municipal market, moved slightly higher over the course of the period, from 5.76% on September 30, 1996, to 5.81% on March 31, 1997.

   The current uncertainty about the direction of the economy has caused bearish sentiment in the municipal bond market, and market participants remain alert for any signs of a resurgence in inflation, which could prompt another Fed move. Nevertheless, municipal securities continue to outperform other fixed-income investments.

   The financial markets may remain unsettled in the short term until the effect of the Fed's action on the economy becomes clearer. However, economic fundamentals remain encouraging, and we believe that the municipal bond market will stabilize over time, while continuing to provide investors with attractive taxable-equivalent yields.

   On a final note, we have regretfully accepted Fred E. Brown's decision to formally retire from your Fund's Board of Directors. Mr. Brown has been elected Director Emeritus of the Board, and Seligman New Jersey Municipal Fund will still be able to benefit from his invaluable advice and counsel. Mr. Brown, who was Chairman and CEO of J. & W. Seligman & Co. from 1965 to 1988, and be came Chairman of the Board of your Fund in 1988, has served with unparalleled dedication for nearly 60 years.

   A discussion with your Portfolio Manager, portfolio holdings, and financial statements follow this letter.

   We thank you for your continued interest in Seligman New Jersey Municipal Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,

/S/William C. Morris
--------------------
William C. Morris
Chairman

                                                              /S/Brian T. Zino
                                                              ----------------
                                                               Brian T. Zino
                                                                   President

May 2, 1997

==============================================================================
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
------------------------------------------------------------------------------

INVESTMENT RESULTS    March 31, 1997                        CLASS A                          CLASS D
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS (in millions)                                    $62.1                              $0.9
-----------------------------------------------------------------------------------------------------------------------------
  YIELD*                                                      4.26%                             3.68%
-----------------------------------------------------------------------------------------------------------------------------
  DIVIDENDS**                                                $0.185                           $0.158
-----------------------------------------------------------------------------------------------------------------------------
  CAPITAL GAIN DISTRIBUTION**                                $0.248                           $0.248
-----------------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  One Year
    With sales charge/CDSL(1)                                 (0.36)%                           2.90%
    Without sales charge/CDSL(2)                               4.66                             3.87
  Five Years
    With sales charge(1)                                       5.44                              n/a
    Without sales charge(2)                                    6.47                              n/a
  Since Inception                                           2/16/88                           2/1/94
    With sales charge(1)                                       6.61                              n/a
    Without sales charge/CDSL(2)                               7.18                             2.63
-----------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
  March 31, 1997                                              $7.27                            $7.35
  September 30, 1996                                           7.60                             7.68
-----------------------------------------------------------------------------------------------------------------------------
  MAXIMUM OFFERING PRICE PER SHARE
  March 31, 1997                                              $7.63                             $7.35
  September 30, 1996                                           7.98                              7.68
-----------------------------------------------------------------------------------------------------------------------------
  MOODY'S /S&P RATINGS+
  Aaa/AAA                                                                          55%
  Aa/AA                                                                            21
  A/A                                                                              16
  Baa/BBB                                                                           8
-----------------------------------------------------------------------------------------------------------------------------
  HOLDINGS BY MARKET SECTOR+
  Revenue Bonds                                                                    76%
  General Obligation Bonds                                                         24
-----------------------------------------------------------------------------------------------------------------------------
  WEIGHTED AVERAGE MATURITY (Years)                                              20.7
-----------------------------------------------------------------------------------------------------------------------------

The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on differences in sales charges and fees paid by shareholders.
  * Current yield represents the annualized yield for the 30-day period ended March 31, 1997.
 ** Represents per share amount paid or declared for the six months ended March 31, 1997.
(1) Represents the average compound rate of return per year over the specified period and reflects changes in price and assumes all distributions within the period are invested in additional shares; also reflects the effect of the 4.75% maximum initial sales charge or the contingent deferred sales load ("CDSL") of 1%, if applicable.
(2) Represents the rate of return as above, but does not reflect the effect of the 4.75% maximum initial sales charge or the 1% CDSL.
  + Percentages based on current market values of long-term holdings.

Note: The yields have been computed in accordance with current SEC regulations and will vary, and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A small portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.

==============================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES
------------------------------------------------------------------------------


--------------------------------





             [PHOTO]




--------------------------------

Seligman Municipals Team:(from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinnes, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)



What economic and market factors affected Seligman New Jersey Municipal Fund in the past six months?

"For most of 1996 and up to the present, the municipal bond market has outperformed other fixed-income markets, due largely to an imbalance in supply and demand. Heavy bond calls and redemptions resulted in a decrease in the outstanding municipal bond supply, while at the same time, positive municipal fundamentals led to a modest improvement in investor demand. During the month of March, however, long-term municipal yields began to rise due to an increase in economic growth and the Federal Reserve Board's resulting attempt to contain it by raising the federal funds rate. Overall, the higher-yield environment caused a modest decline in the Fund's net asset value in the first quarter of 1997. Nonetheless, the continued health of the US economy has helped improve the financial status of many municipal issuers, including issues held by the Fund. If the economy remains on track, this trend could continue."

What was your investment strategy?

"During the past six months, our outlook for the municipal market remained positive. Investment strategy was based on the assumption that long-term yields would continue to fluctuate within a narrow range. In this environment, the Fund's performance was primarily due to coupon income rather than price appreciation. Therefore, portfolio purchases were concentrated in current coupon bonds, in an effort to maximize coupon returns in the expected absence of price appreciation.

   "We believe that the rise in yields seen in March will be short-lived, and we view the current market environment as a buying opportunity. We have been committing cash, where appropriate, to the purchase of longer-term, quality municipal bonds. While rising interest rates generally have a negative impact on municipal bond prices and on the Fund's performance, opportunities to enhance returns exist in all markets. Through active professional management, we are able to identify undervalued or improving situations that can benefit the portfolio, regardless of the direction of interest rates."

What is your outlook?

"The fixed-income markets may remain unsettled in the near term until investors become satisfied that the Fed has achieved its objectives. Ultimately, we anticipate that confidence in the market will be restored, and that long-term municipal yields will settle back into a narrow trading range. Additionally, new issue volume in the municipal market is not expected to vary significantly from last year, and this predictable supply of bonds should add stability to the marketplace. We are confident that Seligman New Jersey Municipal Fund will continue to play an important role in helping investors meet their long-term financial goals."

==============================================================================
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------

    FACE                                                                                      RATINGS            MARKET
   AMOUNT                               MUNICIPAL BONDS                                     MOODY'S/S&P+          VALUE
----------                            --------------------                                 ---------------    --------------
$2,500,000   Brick Township Municipal Utilities Authority, NJ Rev., 6 1/2% due 12/1/2012..       Aaa/AAA     $  2,679,600
 1,000,000   Delran Sewerage Authority, NJ Subordinated Sewer Rev., 7 1/2% due 3/1/2013...       Aaa/AAA        1,061,650
 3,000,000   Howell Township, NJ GOs, 6.80% due 1/1/2014..................................       Aaa/AAA        3,246,420
 1,500,000   Marlboro Township Municipal Utilities Authority Monmouth County,
               NJ Water Rev., 6% due 12/1/2018............................................       Aaa/AAA        1,512,135
 3,000,000   Mercer County, NJ Improvement Authority Rev. (Resource Recovery Project),
               6.70% due 4/1/2013*........................................................       Aaa/AAA        3,003,750
 1,000,000   New Jersey Building Authority State Building Rev., 7.20% due 6/15/2013.......       Aa/AA-         1,047,090
 2,000,000   New Jersey Building Authority State Building Rev., 5% due 6/15/2018..........       Aa/AA-         1,785,860
 2,000,000   New Jersey Economic Development Authority Rev. (The Trustees of the
               Lawrenceville School Project), 5 3/4% due 7/1/2016.........................       Aa2/NR         1,981,420
 2,900,000   New Jersey Economic Development Authority Sewage Facilities Rev.
               (Anheuser-Busch Project), 5.85% due 12/1/2030*.............................       A1/AA-         2,749,142
 1,000,000   New Jersey Economic Development Authority Water Facilities Rev.
               (Middlesex Water Co. Project), 5.20% due 10/1/2022.........................       Aaa/AAA          905,850
 3,500,000   New Jersey Economic Development Authority Water Facilities Rev.
               (New Jersey-American Water Co., Inc. Project), 5 1/2% due 6/1/2023*........      Aaa/AAA         3,184,475
 2,500,000   New Jersey Educational Facilities Financing Authority Rev. (Princeton
               University), 6% due 7/1/2024...............................................       Aaa/AAA        2,517,225
 1,495,000   New Jersey Health Care Facilities Financing Authority Rev. (Chilton
               Memorial Hospital), 5% due 7/1/2013........................................       A2/A           1,336,754
 2,000,000   New Jersey Health Care Facilities Financing Authority Rev. (St. Clare's
               Riverside Medical Center), 5 3/4% due 7/1/2014.............................      Aaa/AAA         1,999,800
 2,000,000   New Jersey Health Care Facilities Financing Authority Rev. (Hackensack
               Medical Center), 6 5/8% due 7/1/2017.......................................      Aaa/AAA         2,128,320
 1,000,000   New Jersey Health Care Facilities Financing Authority Rev. (Holy Name
               Hospital), 6 3/4% due 7/1/2020.............................................      Aaa/AAA         1,062,570
 3,000,000   New Jersey Health Care Facilities Financing Authority Rev. (Holy Name
               Hospital), 6% due 7/1/2025.................................................      NR/BBB+         2,928,330
 2,500,000   New Jersey Health Care Facilities Financing Authority Rev. (The Medical
               Center at Princeton), 7% due 7/1/2022......................................     Aaa/AAA          2,695,300
   905,000   New Jersey Housing & Mortgage Finance Agency (Home Mortgage
               Purchase Rev.),  7 7/8% due 10/1/2016......................................     Aaa/AAA            934,303
   220,000   New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
               7.65% due 10/1/2016........................................................     Aaa/AAA            228,728
 1,500,000   New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
               6% due 10/1/2021*..........................................................     Aaa/AAA          1,498,095
 1,000,000   New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
               5 3/8% due 4/1/2025*.......................................................     Aaa/AAA            913,210
   385,000   New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
               7.70% due 10/1/2029*.......................................................     Aaa/AAA            402,929

--------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
*  Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

==============================================================================
                                                                March 31, 1997
------------------------------------------------------------------------------

    FACE                                                                                      RATINGS            MARKET
   AMOUNT                               MUNICIPAL BONDS                                     MOODY'S/S&P+          VALUE
----------                            --------------------                                 ---------------    --------------
$3,000,000   New Jersey State GOs, 5 3/8% due 7/15/2015.................................     Aa1/AA+            $2,974,350
   985,000   New Jersey Wastewater Treatment Trust Loan Rev., 7 1/4% due 5/15/2006......     Aaa/AA              1,039,145
   340,000   New Jersey Wastewater Treatment Trust Loan Rev., 7 1/4% due 5/15/2006......     Aa3/AA                357,027
   990,000   New Jersey Wastewater Treatment Trust Loan Rev., 7 3/8% due 5/15/2007......     Aaa/AAA             1,045,757
    10,000   New Jersey Wastewater Treatment Trust Loan Rev., 7 3/8% due 5/15/2007......     Aaa/AAA                10,484
 1,205,000   New Jersey Wastewater Treatment Trust Loan Rev., 7 1/4% due 5/15/2007......     Aaa/AA              1,271,239
   420,000   New Jersey Wastewater Treatment Trust Loan Rev., 7 1/4% due 5/15/2007......     Aa3/AA                441,034
 1,000,000   Paterson, NJ Water System GOs, 7 1/8% due 7/1/2015.........................     Aaa/AAA             1,027,330
 3,000,000   Port Authority of New York & New Jersey Consolidated Rev.,
               5 3/4% due 6/15/2030.....................................................     A1/AA-              2,900,610
 2,000,000   Puerto Rico Highway & Transportation Authority Highway Rev.,
               5 1/2% due 7/1/2036......................................................     Baa1/A              1,863,680
 3,000,000   Salem County, NJ Improvement Authority Rev. (Correctional Facility
               & Courthouse Annex), 5.70% due 5/1/2017..................................     Aaa/AAA             2,961,000
 2,500,000   Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev.
               (E. I. duPont de Nemours & Co.), 6 1/8% due 7/15/2022*...................     Aa3/AA-             2,535,925
 1,750,000   South Jersey Port Corporation, NJ Marine Terminal Rev., 6 7/8% due 1/1/2020     NR/A+               1,795,220
 1,250,000   South Jersey Port Corporation, NJ Marine Terminal Rev., 5.60% due 1/1/2023      NR/A+               1,183,163
                                                                                                                ----------
Total Municipal Bonds (Cost $62,302,724)-- 100.4%......................................                         63,208,920
Variable Rate Demand Notes (Cost $1,800,000)-- 2.9%....................................                          1,800,000
Other Assets Less Liabilities-- (3.3)%.................................................                         (2,040,709)
                                                                                                                    ------
NET ASSETS-- 100.0%....................................................................                        $62,968,211
                                                                                                               -----------
                                                                                                               -----------

----------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
*  Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

=============================================================================
STATEMENT OF ASSETS AND LIABILITIES.                           March 31, 1997
-----------------------------------------------------------------------------

ASSETS:
Investments, at value:
   Long-term holdings (cost $62,302,724).....................................        $63,208,920
   Short-term holdings (cost $1,800,000) ....................................          1,800,000                 $ 65,008,920
                                                                                      ----------
Cash.........................................................................                                         213,804
Interest receivable..........................................................                                       1,166,762
Expenses prepaid to shareholder service agent ...............................                                          10,191
Receivable for Capital Stock sold ...........................................                                           3,239
Other .......................................................................                                          10,091
                                                                                                                  -----------

Total Assets.................................................................                                      66,413,007
                                                                                                                  -----------

LIABILITIES:
Payable for securities purchased.............................................                                       2,951,700
Payable for Capital Stock repurchased .......................................                                         256,085
Dividends payable ...........................................................                                         119,593
Accrued expenses, taxes, and other...........................................                                         117,418
                                                                                                                  -----------

Total Liabilities ...........................................................                                       3,444,796
                                                                                                                  -----------

Net Assets...................................................................                                     $62,968,211
                                                                                                                  ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 100,000,000 shares authorized;
   8,655,486 shares outstanding):
   Class A ..................................................................                                     $     8,530
   Class D ..................................................................                                             125
Additional paid-in capital...................................................                                      61,754,402
Undistributed net realized gain..............................................                                         298,958
Net unrealized appreciation of investments...................................                                         906,196
                                                                                                                  -----------

Net Assets...................................................................                                      62,968,211
                                                                                                                  ===========

NET ASSET VALUE PER SHARE:
Class A ($62,045,831 / 8,530,075 shares).....................................                                           $7.27
                                                                                                                        =====
Class D ($922,380 / 125,411 shares) .........................................                                           $7.35
                                                                                                                        =====

------------------------
See Notes to Financial Statements.

==============================================================================
STATEMENT OF OPERATIONS                For the Six Months Ended March 31, 1997
------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ...................................................................                                   $2,007,762

EXPENSES:
Management fee...............................................................             $  165,603
Distribution and service fees................................................                 76,748
Shareholder account services ................................................                 51,388
Auditing and legal fees......................................................                 17,892
Custody and related services ................................................                 12,877
Directors' fees and expenses.................................................                 12,341
Registration.................................................................                  6,424
Shareholders' meeting........................................................                  5,013
Shareholder reports and communications.......................................                  4,420
Miscellaneous ...............................................................                  2,644
                                                                                           ---------

Total Expenses...............................................................                                        355,350
                                                                                                                   ---------
Net Investment Income .......................................................                                      1,652,412

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments.............................................                 310,859
Net change in unrealized appreciation of investments ........................              (1,022,872)
                                                                                            ---------

Net Loss on Investments .....................................................                                       (712,013)
                                                                                                                    --------
Increase in Net Assets from Operations.......................................                                       $940,399
                                                                                                                    ========

------------------------
See Notes to Financial Statements.

                                                                             7

==============================================================================
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                                               SIX MONTHS          YEAR
                                                                                                 ENDED            ENDED
                                                                                                3/31/97          9/30/96
                                                                                             --------------    --------------
OPERATIONS:
Net investment income...............................................................           $ 1,652,412        $3,594,115
Net realized gain on investments....................................................               310,859         2,195,899
Net change in unrealized appreciation of investments................................            (1,022,872)       (2,021,726)
                                                                                                ----------        ----------
Increase in net assets from operations..............................................               940,399         3,768,288
                                                                                                ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A..........................................................................            (1,630,699)       (3,541,660)
   Class D..........................................................................               (21,713)          (52,455)
Net realized gain on investments:
   Class A..........................................................................            (2,166,159)          (38,742)
   Class D..........................................................................               (33,218)             (665)
                                                                                                ----------        ----------
Decrease in net assets from distributions...........................................            (3,851,789)       (3,633,522)
                                                                                                ----------        ----------

                                                                         SHARES
                                                            -----------------------------------
                                                              SIX MONTHS           YEAR
                                                                 ENDED             ENDED
                                                                3/31/97           9/30/96
                                                            --------------        ------------
Net proceeds from sale of shares:
   Class A .............................................         289,237           402,194         2,155,502       3,064,342
   Class D..............................................           4,046            45,794            30,432         351,548
Shares issued in payment of dividends:
   Class A .............................................         126,195           265,124           935,147       2,018,408
   Class D..............................................           2,225             4,538            16,674          34,928
Exchanged from associated Funds:
   Class A .............................................         178,614           103,792         1,323,867         787,281
   Class D..............................................           2,652             7,301            20,314          56,910
Shares issued in payment of gain distributions:
   Class A .............................................         215,373             3,678         1,595,916          28,281
   Class D..............................................           3,939                61            29,503             471
                                                              ----------        ----------        ----------     ------------
Total...................................................         822,281           832,482         6,107,355       6,342,169
                                                              ----------        ----------        ----------     ------------
Cost of shares repurchased:
   Class A .............................................        (760,829)       (1,609,005)       (5,636,170)    (12,267,718)
   Class D..............................................         (36,297)          (52,478)         (275,479)       (400,063)
Exchanged into associated Funds:
   Class A .............................................        (238,310)         (136,194)       (1,753,564)     (1,033,975)
   Class D..............................................            (998)          (10,420)           (7,418)        (80,905)
                                                              ----------        ----------        ----------     ------------
Total...................................................      (1,036,434)       (1,808,097)       (7,672,631)    (13,782,661)
                                                              ----------        ----------        ----------     ------------
Decrease in net assets from capital share transactions          (214,153)         (975,615)       (1,565,276)     (7,440,492)
                                                              ----------        ----------        ----------     ------------
                                                              ----------        ----------        ----------     ------------
Decrease in net assets............................................................                (4,476,666)     (7,305,726)
NET ASSETS:
Beginning of period...............................................................                67,444,877      74,750,603
                                                                                                 -----------     -----------
End of period.....................................................................               $62,968,211     $67,444,877
                                                                                                 -----------     -----------
                                                                                                 -----------     -----------
<F>
See Notes to Financial Statements.

8

==============================================================================
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

1. Seligman New Jersey Municipal Fund, Inc. (the "Fund") offers two classes of shares. All shares existing prior to February 1, 1994, the commencement date of Class D shares, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Dividends are declared daily and paid monthly.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities.
   Discounts other than original issue discounts are not amortized.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 1997, distribution and service fees were the only class-specific expenses.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, and realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1997, amounted to $5,644,438 and $8,042,065, respectively.

   At March 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of investments amounted to $1,924,812 and $1,018,616, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors

==============================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------------

of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $6,794 from the sale of Class A shares, after commissions of $50,703 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 1997, fees paid aggregated $71,604, or 0.22% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 1997, fees paid amounted to $5,144, or 1% per annum of the average daily net assets of Class D shares.

   The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the six months ended March 31, 1997, such charges amounted to $33.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 1997, Seligman Services, Inc. received commissions of $1,155 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $4,829, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $51,388 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   Fees of $4,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a retired member of which firm is a director of the Fund.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at March 31, 1997, of $39,758 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

=============================================================================
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

   "Total return based on net asset value" measures each Class's performance but assumes that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.

                                                 CLASS A                                         CLASS D
                              -------------------------------------------------- -------------------------------------
                              SIX MONTHS                                          SIX MONTHS    YEAR ENDED    2/1/94*
                                 ENDED          YEAR ENDED SEPTEMBER 30,             ENDED     SEPTEMBER 30,    TO
                                          ----------------------------------------            --------------
                                3/31/97    1996    1995     1994    1993    1992    3/31/97   1996     1995   9/30/94
                               ---------   ----    ----     ----    ----    ----    --------  -----    -----  -------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning
   of period...................   $7.60   $7.59    $7.40   $8.24   $7.74    $7.49     $7.68  $7.67    $7.48     $8.14
                                  -----   -----    -----   -----   -----    -----     -----  -----    -----    -----
Net investment income..........     .18     .39      .39     .41     .42      .44       .16    .33      .33       .23
Net realized and unrealized
   investment gain (loss)......    (.08)    .01      .29    (.74)    .61      .27      (.08)   .01      .29      (.66)
                                  -----   -----    -----   -----   -----    -----     -----  -----    -----    -----
Increase (decrease) from
   investment operations.......     .10     .40      .68    (.33)   1.03      .71       .08    .34      .62      (.43)
Dividends paid or declared.....    (.18)   (.39)    (.39)   (.41)   (.42)    (.44)     (.16)  (.33)    (.33)     (.23)
Distributions from
   net gain realized...........    (.25)     --     (.10)   (.10)   (.11)    (.02)     (.25)    --     (.10)       --
                                  -----   -----    -----   -----   -----    -----     -----  -----    -----     -----
Net increase (decrease) in
   net asset value.............    (.33)    .01      .19    (.84)    .50      .25      (.33)    .01     .19      (.66)
                                  -----   -----    -----   -----   -----    -----    -----   -----    -----     -----
Net asset value, end of period    $7.27   $7.60    $7.59   $7.40   $8.24    $7.74    $7.35   $7.68    $7.67     $7.48
                                  =====   =====    =====   =====   =====    =====    =====   =====    =====     =====
TOTAL RETURN BASED
   ON NET ASSET VALUE:........    1.34%   5.37%    9.77%  (4.25)% 14.02%    9.70%    0.96%   4.56%    8.79%    (5.47)%
-----------------

See page 12 for footnotes.

==============================================================================
FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------

                                                 CLASS A                                         CLASS D
                              --------------------------------------------------  -----------------------------------
                              SIX MONTHS                                          SIX MONTHS    YEAR ENDED    2/1/94*
                                 ENDED          YEAR ENDED SEPTEMBER 30,             ENDED     SEPTEMBER 30,    TO
                                          ----------------------------------------            --------------
                                3/31/97    1996    1995     1994    1993    1992    3/31/97   1996     1995   9/30/94
                               ---------   ----    ----     ----    ----    ----    --------  -----    -----  -------
RATIOS/SUPPLEMENTAL
   DATA:
Expenses to average net assets    1.06%+   1.02%   1.01%     .90%     .86%    .85%    1.84%+   1.79%    1.89%    1.75%+
Net investment income to
   average net assets..........   4.99%+   5.06%   5.29%    5.24%    5.37%   5.74%    4.21%+   4.29%    4.45%    4.37%+
Portfolio turnover ............   8.63%   25.65%   4.66%   12.13%   15.90%  27.13%    8.63%   25.65%    4.66%   12.13%++
Net assets, end of period
   (000s omitted) .............  $62,046 $66,293 $73,561  $73,942  $82,447 $74,256     $922   $1,152   $1,190     $986
Without management fee waiver:**
Net investment income
   per share ..................                     $.39     $.40     $.40    $.42                       $.33     $.22
Ratios:
Expenses to average
   net assets..................                     1.06%    1.07%    1.11%   1.10%                      1.94%    1.87%+
Net investment income to
   average net assets..........                     5.24%    5.07%    5.12%   5.49%                      4.40%    4.25%+

--------------------
 * Commencement of offering of Class D shares.
** During the periods stated, the Manager, at its discretion, waived a portion of its fees.
 + Annualized.
++ For the year ended September 30, 1994.

See Notes to Financial Statements.

=============================================================================
REPORT OF INDEPENDENT AUDITORS
-----------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman New Jersey Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. as of March 31, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 1996, and the financial highlights for each of periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confir mation of securities owned as of March 31, 1997 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/S/ Deloitte & Touche LLP
-------------------------

DELOITTE & TOUCHE LLP
New York, New York
May 2, 1997

=============================================================================
BOARD OF DIRECTORS
-----------------------------------------------------------------------------

Fred E. Brown
Director Emeritus
Director and Consultant,
   J. & W. Seligman & Co. Incorporated
John R. Galvin 2
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, USLIFE Corporation
Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation
Frank A. McPherson 2
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
John E. Merow
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation
Betsy S. Michel 2
Director or Trustee,
   Various Organizations
William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation
James C. Pitney 3
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm
Director, Public Service Enterprise Group
James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service
Ronald T. Schroeder 1
Managing Director,
   J. & W. Seligman & Co. Incorporated
Robert L. Shafer 3
Director or Trustee,
   Various Organizations
James N. Whitson 2
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company
Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman and President, Seligman Data Corp.
-----------------------
Member:     1 Executive Committee
            2 Audit Committee
            3 Director Nominating Committee
14

=============================================================================
EXECUTIVE OFFICERS
-----------------------------------------------------------------------------

William C. Morris
Chairman
Brian T. Zino
President
Thomas G. Moles
Vice President
Lawrence P. Vogel
Vice President
Thomas G. Rose
Treasurer
Frank J. Nasta
Secretary
------------------------------------------------------------------------------

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017
Important Telephone Numbers
(800) 221-2450   Shareholder
                 Services

(800) 622-4597   24-Hour Automated
                 Telephone Access
                 Service
                                                                          15